UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 18, 2017

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10587 Double R Boulevard

Suite 100

Reno, Nevada 89521

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02

and 8.01                                                Results of Operations and Financial Condition and Other Events.

Net income attributable to JDCC was $88.3 million for the third quarter and $227.0 million year to date, compared with $90.4 million and $259.9 million for the respective periods last year. The decline for both periods was primarily due to less-favorable financing spreads, higher selling, administrative and general expenses and a lower average portfolio, partially offset by lower losses on lease residual values.

Net receivables and leases financed by JDCC were $32.929 billion at July 30, 2017, compared with $32.928 billion at July 31, 2016.

Item 9.01                                           Financial Statements and Exhibits.

(d)                       Exhibits

(99.1)                Press release and supplemental financial information of Deere & Company (Filed herewith)

Items 2.02
and 7.01                                                Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The schedules of Deere & Company Other Financial Information (Exhibit 99.2) and Third Quarter 2017 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 18, 2017, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary
Dated: August 18, 2017

Exhibit Index

Number and Description of Exhibit

(99.1)

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Item 9.01 of Deere & Company’s Current Report on Form 8-K dated August 18, 2017, file number (1-4121)). (Filed herewith)

(99.2)

Other Financial Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 18, 2017, file number (1-4121)). (Furnished herewith)

(99.3)

Third Quarter 2017 Earnings Conference Call Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 18, 2017, file number (1-4121)). (Furnished herewith)